                                                              EXHIBIT 24




                        HOUSTON LIGHTING & POWER COMPANY

                               Power of Attorney

                                 (Common Stock)


                 WHEREAS, HOUSTON LIGHTING & POWER COMPANY, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-4 (the "Registration Statement"), including in each instance any joint proxy statement/prospectus included therein (a "Joint Proxy Statement/Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Joint Proxy Statement/Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Joint Proxy Statement/Prospectus, in connection with the registration of shares of common stock, without par value, of the Company to be issued pursuant to the Agreement and Plan of Merger, dated August 11, 1996, by and among the Company, Houston Industries Incorporated, HI Merger, Inc. and NorAm Energy Corp.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and Stephen W. Naeve, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Joint Proxy Statement/Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 29th day of August, 1996.


                                                 /s/ W.T. Cottle
                                                 -------------------
                                                 W.T. Cottle

                        HOUSTON LIGHTING & POWER COMPANY

                               Power of Attorney

                                 (Common Stock)


                 WHEREAS, HOUSTON LIGHTING & POWER COMPANY, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-4 (the "Registration Statement"), including in each instance any joint proxy statement/prospectus included therein (a "Joint Proxy Statement/Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Joint Proxy Statement/Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Joint Proxy Statement/Prospectus, in connection with the registration of shares of common stock, without par value, of the Company to be issued pursuant to the Agreement and Plan of Merger, dated August 11, 1996, by and among the Company, Houston Industries Incorporated, HI Merger, Inc. and NorAm Energy Corp.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and Stephen W. Naeve, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Joint Proxy Statement/Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 10th day of October, 1996.


                                        /s/ Charles R. Crisp
                                        -----------------------
                                        Charles R. Crisp

                        HOUSTON LIGHTING & POWER COMPANY

                               Power of Attorney

                                 (Common Stock)


                 WHEREAS, HOUSTON LIGHTING & POWER COMPANY, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-4 (the "Registration Statement"), including in each instance any joint proxy statement/prospectus included therein (a "Joint Proxy Statement/Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Joint Proxy Statement/Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Joint Proxy Statement/Prospectus, in connection with the registration of shares of common stock, without par value, of the Company to be issued pursuant to the Agreement and Plan of Merger, dated August 11, 1996, by and among the Company, Houston Industries Incorporated, HI Merger, Inc. and NorAm Energy Corp.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and Stephen W. Naeve, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Joint Proxy Statement/Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 29th day of August, 1996.


                                        /s/ Jack D. Greenwade
                                        -------------------------
                                        Jack D. Greenwade

                        HOUSTON LIGHTING & POWER COMPANY

                               Power of Attorney

                                 (Common Stock)


                 WHEREAS, HOUSTON LIGHTING & POWER COMPANY, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-4 (the "Registration Statement"), including in each instance any joint proxy statement/prospectus included therein (a "Joint Proxy Statement/Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Joint Proxy Statement/Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Joint Proxy Statement/Prospectus, in connection with the registration of shares of common stock, without par value, of the Company to be issued pursuant to the Agreement and Plan of Merger, dated August 11, 1996, by and among the Company, Houston Industries Incorporated, HI Merger, Inc. and NorAm Energy Corp.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and Stephen W. Naeve, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Joint Proxy Statement/Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 30th day of August, 1996.


                                        /s/ Lee W. Hogan
                                        -------------------------
                                        Lee W. Hogan

                        HOUSTON LIGHTING & POWER COMPANY

                               Power of Attorney

                                 (Common Stock)


                 WHEREAS, HOUSTON LIGHTING & POWER COMPANY, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-4 (the "Registration Statement"), including in each instance any joint proxy statement/prospectus included therein (a "Joint Proxy Statement/Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Joint Proxy Statement/Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Joint Proxy Statement/Prospectus, in connection with the registration of shares of common stock, without par value, of the Company to be issued pursuant to the Agreement and Plan of Merger, dated August 11, 1996, by and among the Company, Houston Industries Incorporated, HI Merger, Inc. and NorAm Energy Corp.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and Stephen W. Naeve, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Joint Proxy Statement/Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 30th day of August, 1996.


                                        /s/ Don D. Jordan
                                        -------------------------
                                        Don D. Jordan

                        HOUSTON LIGHTING & POWER COMPANY

                               Power of Attorney

                                 (Common Stock)


                 WHEREAS, HOUSTON LIGHTING & POWER COMPANY, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-4 (the "Registration Statement"), including in each instance any joint proxy statement/prospectus included therein (a "Joint Proxy Statement/Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Joint Proxy Statement/Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Joint Proxy Statement/Prospectus, in connection with the registration of shares of common stock, without par value, of the Company to be issued pursuant to the Agreement and Plan of Merger, dated August 11, 1996, by and among the Company, Houston Industries Incorporated, HI Merger, Inc. and NorAm Energy Corp.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and Stephen W. Naeve, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Joint Proxy Statement/Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 29th day of August, 1996.


                                        /s/ Hugh Rice Kelly
                                        -------------------------
                                        Hugh Rice Kelly

                        HOUSTON LIGHTING & POWER COMPANY

                               Power of Attorney

                                 (Common Stock)


                 WHEREAS, HOUSTON LIGHTING & POWER COMPANY, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-4 (the "Registration Statement"), including in each instance any joint proxy statement/prospectus included therein (a "Joint Proxy Statement/Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Joint Proxy Statement/Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Joint Proxy Statement/Prospectus, in connection with the registration of shares of common stock, without par value, of the Company to be issued pursuant to the Agreement and Plan of Merger, dated August 11, 1996, by and among the Company, Houston Industries Incorporated, HI Merger, Inc. and NorAm Energy Corp.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and Stephen W. Naeve, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Joint Proxy Statement/Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 30th day of August, 1996.


                                        /s/ R. Steve Letbetter
                                        -------------------------
                                        R. Steve Letbetter

                        HOUSTON LIGHTING & POWER COMPANY

                               Power of Attorney

                                 (Common Stock)


                 WHEREAS, HOUSTON LIGHTING & POWER COMPANY, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-4 (the "Registration Statement"), including in each instance any joint proxy statement/prospectus included therein (a "Joint Proxy Statement/Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Joint Proxy Statement/Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Joint Proxy Statement/Prospectus, in connection with the registration of shares of common stock, without par value, of the Company to be issued pursuant to the Agreement and Plan of Merger, dated August 11, 1996, by and among the Company, Houston Industries Incorporated, HI Merger, Inc. and NorAm Energy Corp.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and Stephen W. Naeve, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Joint Proxy Statement/Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 29th day of August, 1996.


                                        /s/ David M. McClanahan
                                        -------------------------
                                        David M. McClanahan

                        HOUSTON LIGHTING & POWER COMPANY

                               Power of Attorney

                                 (Common Stock)


                 WHEREAS, HOUSTON LIGHTING & POWER COMPANY, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-4 (the "Registration Statement"), including in each instance any joint proxy statement/prospectus included therein (a "Joint Proxy Statement/Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Joint Proxy Statement/Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Joint Proxy Statement/Prospectus, in connection with the registration of shares of common stock, without par value, of the Company to be issued pursuant to the Agreement and Plan of Merger, dated August 11, 1996, by and among the Company, Houston Industries Incorporated, HI Merger, Inc. and NorAm Energy Corp.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and Stephen W. Naeve, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Joint Proxy Statement/Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 30th day of August, 1996.


                                        /s/ Stephen W. Naeve
                                        -------------------------
                                        Stephen W. Naeve

                        HOUSTON LIGHTING & POWER COMPANY

                               Power of Attorney

                                 (Common Stock)


                 WHEREAS, HOUSTON LIGHTING & POWER COMPANY, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-4 (the "Registration Statement"), including in each instance any joint proxy statement/prospectus included therein (a "Joint Proxy Statement/Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Joint Proxy Statement/Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Joint Proxy Statement/Prospectus, in connection with the registration of shares of common stock, without par value, of the Company to be issued pursuant to the Agreement and Plan of Merger, dated August 11, 1996, by and among the Company, Houston Industries Incorporated, HI Merger, Inc. and NorAm Energy Corp.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and Stephen W. Naeve, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Joint Proxy Statement/Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 30th day of August, 1996.


                                        /s/ Stephen C. Schaeffer
                                        -------------------------
                                        Stephen C. Schaeffer

                        HOUSTON LIGHTING & POWER COMPANY

                               Power of Attorney

                                 (Common Stock)


                 WHEREAS, HOUSTON LIGHTING & POWER COMPANY, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-4 (the "Registration Statement"), including in each instance any joint proxy statement/prospectus included therein (a "Joint Proxy Statement/Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Joint Proxy Statement/Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Joint Proxy Statement/Prospectus, in connection with the registration of shares of common stock, without par value, of the Company to be issued pursuant to the Agreement and Plan of Merger, dated August 11, 1996, by and among the Company, Houston Industries Incorporated, HI Merger, Inc. and NorAm Energy Corp.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and Stephen W. Naeve, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Joint Proxy Statement/Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 29th day of August, 1996.


                                        /s/ Robert L. Waldrop
                                        -------------------------
                                        Robert L. Waldrop

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney

                                 (Common Stock)


                 WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-4 (the "Registration Statement"), including in each instance any joint proxy statement/prospectus included therein (a "Joint Proxy Statement/Prospectus"), with such amendments (including pre- effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Joint Proxy Statement/Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Joint Proxy Statement/Prospectus, in connection with the registration of shares of common stock, without par value, of the Company to be issued pursuant to the Agreement and Plan of Merger, dated August 11, 1996, by and among the Company, the Company's subsidiaries, Houston Lighting & Power Company and HI Merger, Inc., and NorAm Energy Corp.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and Stephen W. Naeve, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Joint Proxy Statement/Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys- in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in- fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 2nd day of September, 1996.


                                                    /s/ John T. Cater
                                                    ----------------------------
                                                    John T. Cater

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney

                                 (Common Stock)


                 WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-4 (the "Registration Statement"), including in each instance any joint proxy statement/prospectus included therein (a "Joint Proxy Statement/Prospectus"), with such amendments (including pre- effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Joint Proxy Statement/Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Joint Proxy Statement/Prospectus, in connection with the registration of shares of common stock, without par value, of the Company to be issued pursuant to the Agreement and Plan of Merger, dated August 11, 1996, by and among the Company, the Company's subsidiaries, Houston Lighting & Power Company and HI Merger, Inc., and NorAm Energy Corp.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and Stephen W. Naeve, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Joint Proxy Statement/Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys- in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in- fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 30th day of August, 1996.


                                                    /s/ Don D. Jordan
                                                    ----------------------------
                                                    Don D. Jordan

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney

                                 (Common Stock)


                 WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-4 (the "Registration Statement"), including in each instance any joint proxy statement/prospectus included therein (a "Joint Proxy Statement/Prospectus"), with such amendments (including pre- effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Joint Proxy Statement/Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Joint Proxy Statement/Prospectus, in connection with the registration of shares of common stock, without par value, of the Company to be issued pursuant to the Agreement and Plan of Merger, dated August 11, 1996, by and among the Company, the Company's subsidiaries, Houston Lighting & Power Company and HI Merger, Inc., and NorAm Energy Corp.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and Stephen W. Naeve, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Joint Proxy Statement/Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys- in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in- fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 30th day of August, 1996.


                                                    /s/ R. Steve Letbetter
                                                    ----------------------------
                                                    R. Steve Letbetter

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney

                                 (Common Stock)


                 WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-4 (the "Registration Statement"), including in each instance any joint proxy statement/prospectus included therein (a "Joint Proxy Statement/Prospectus"), with such amendments (including pre- effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Joint Proxy Statement/Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Joint Proxy Statement/Prospectus, in connection with the registration of shares of common stock, without par value, of the Company to be issued pursuant to the Agreement and Plan of Merger, dated August 11, 1996, by and among the Company, the Company's subsidiaries, Houston Lighting & Power Company and HI Merger, Inc., and NorAm Energy Corp.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and Stephen W. Naeve, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Joint Proxy Statement/Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys- in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in- fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 30th day of August, 1996.



                                                    /s/ Alexander F. Schilt
                                                    ----------------------------
                                                    Alexander F. Schilt, Ph.D.